Exhibit 10.82

SECOND AMENDED AND RESTATED SECOND LIEN PLEDGE AGREEMENT

THIS SECOND AMENDED AND RESTATED SECOND LIEN PLEDGE AGREEMENT (this “Agreement”) is effective as of the 26th day of November, 2008, by and between Arthur E. Lipper, M.D. (“Lipper” or the “Pledgor”) and Bank of America, N.A., as administrative agent, and its successors and assigns (collectively, the “Administrative Agent”) under the Credit Agreement (as defined below).  Capitalized terms used herein, but not defined herein, shall have the respective meanings set forth in the Credit Agreement.

RECITALS

A.                                   Administrative Agent and Jacob Y. Terner, M.D. (“Original Owner”) are party to that certain Second Lien Pledge Agreement dated as of August 8, 2007 (the “Original Pledge Agreement”), wherein Original Owner granted to Administrative Agent a lien and security interest in the Stock, as more fully set forth therein.

B.                                     Administrative Agent and Osmundo R. Saguil, M.D. (“Prior Owner”) are party to that certain Amended and Restated Second Lien Pledge Agreement dated as of August 8, 2008 (the “Prior Pledge Agreement”), wherein Prior Owner granted to Administrative Agent a lien and security interest in the Stock, as more fully set forth therein.

C.                                     Simultaneous with the execution of the Prior Pledge Agreement, the Prior Owner acquired from Original Owner, (i) all of the issued and outstanding shares of PMG and (ii) all of the shares of Nuestra Familia Medical Group, Inc. owned by PMG, representing 55.02% of the issued and outstanding shares thereof (collectively with (i), the “Stock”).

D.                                    Simultaneous with the execution of this Agreement, the Pledgor has acquired from Prior Owner the Stock.

E.                                      Simultaneous with the execution of this Agreement, the Pledgor has been appointed (i) Chief Executive Officer of PMG, (ii) Vice President of PMG’s affiliate, Holdings, and (iii) Vice President and Chief Medical Officer of Holdings’ subsidiary, PMS.

F.                                      Pursuant to the terms of the Loan Documents, Pledgor is required to grant to the Administrative Agent, for the benefit of the Secured Parties, a lien and security interest in the Stock and Collateral (as defined below).

G.                                     Pledgor and the Administrative Agent desire to amend and restate the Prior Pledge Agreement in its entirety as set forth herein.

NOW THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Administrative Agent and the Pledgor agree to amend and restate the Prior Pledge Agreement to read in its entirety as follows:

1.                                       GRANT OF SECURITY INTEREST.

(a)                               The Pledgor hereby irrevocably and unconditionally grants a second priority security interest in, a lien upon and the right of set-off against, and assigns and transfers to the

Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, all property referred to in Exhibit A attached hereto and incorporated herein, as hereafter amended or supplemented from time to time (the “Collateral”).  The parties hereto expressly agree that all rights, assets and property at any time held in or credited to any securities account constituting Collateral shall be treated as financial assets as defined in the Uniform Commercial Code as in effect in any applicable state (the “UCC”).

(b)                              Notwithstanding anything contained herein to the contrary, the liens and security interests granted to the Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement, and the exercise of any right or remedy by the Administrative Agent, for the benefit of the Lenders, under this Agreement, are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

2.                                       INDEBTEDNESS.

(a)                               The Collateral secures and will secure all Indebtedness of (i) Prospect Medical Group, Inc., a California professional corporation (“PMG”), (ii) Prospect Medical Holdings, Inc., a Delaware corporation (“Holdings”) and (iii) PMS, in each case, owed to the Administrative Agent and the Lenders.  Each person or entity obligated under any Indebtedness is sometimes referred to in this Agreement as a “Debtor”.

(b)                              “Indebtedness” means:

(i)                                     all “Obligations” (as such term is defined in the Credit Agreement) under (A) that certain Second Lien Credit Agreement (as amended, restated, modified or otherwise supplemented, the “Credit Agreement”) dated as of August 8, 2007 among Holdings, PMG, the Administrative Agent and the other financial institutions from time to time party thereto (the “Lenders”), (B) the other Loan Documents, and (C) and all other instruments, documents and agreements of every kind and nature now or hereafter executed in connection with the Credit Agreement (including all renewals, increases, extensions, restatements and replacements thereof and amendments and modifications of any of the foregoing),

(ii)                                  all obligations and liabilities of Pledgor to the Administrative Agent hereunder, and

(iii)                               all costs, attorneys’ fees and expenses incurred by the Administrative Agent in connection with the collection or enforcement of any of the above.

(c)                               Unless otherwise agreed in writing, “Indebtedness” shall not include any debts, obligations or liabilities which are or may hereafter be “consumer credit” subject to the disclosure requirements of the Federal Truth in Lending law or any regulation promulgated thereunder.

3.                                       COVENANTS, REPRESENTATIONS AND WARRANTIES.   Pledgor and each Debtor covenant, represent and warrant that unless compliance is waived by the Administrative Agent in writing:

(a)                               Pledgor is the legal and beneficial owner of all the Collateral free and clear of any and all liens, encumbrances, or interests of any third parties other than the Second Priority Lien of the Administrative Agent and the first priority security interest of the First Lien Administrative Agent, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature, whether voluntary or involuntary, except the Second Priority Lien of the Administrative Agent and the first priority security interest of the First Lien Administrative Agent.  Pledgor is the (i) Chief Executive Officer of PMG, (ii) Vice President of PMG’s affiliate, Holdings, and (iii) Vice President and Chief Medical Officer of Holdings’ subsidiary, PMS.  Pledgor holds title to the Collateral as an individual and such Collateral is subject to assignable option agreements that allow PMS and PMG, as applicable, to acquire the Collateral or designate a successor physician as the record holder of such Collateral at any time (collectively, as each may be amended, the “Option Agreement”).

(b)                              Pledgor and each Debtor shall, at PMG’s expense, take all actions necessary or advisable from time to time to maintain the Second Priority Lien and perfection thereof of the Administrative Agent in the Collateral and shall not take any actions that would alter, impair or eliminate said priority or perfection.

(c)                               Pledgor and each Debtor agree to cause PMG, and PMG agrees, to pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon the failure of Pledgor to do so, the Administrative Agent at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

(d)                              If any of the Collateral is margin stock as defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System of the United States (“FRB”), Pledgor will provide the Administrative Agent a properly executed Form U-1 Purpose Statement. The Administrative Agent and Pledgor will comply with the requirements and restrictions imposed by Regulation U.

(e)                               Pledgor’s exact legal name is correctly set forth on the signature page hereof. Pledgor will notify the Administrative Agent in writing at least 30 days prior to any change in Pledgor’s name or identity.

(f)                                 Pledgor resides and has for the four month period preceding the date hereof resided in the state specified on the signature page hereof.  Pledgor shall give the Administrative Agent at least thirty (30) days notice before changing the location of his residence.

4.                                       REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING EQUITY SECURITIES COLLATERAL.  Pledgor and each Debtor hereby represent, warrant and covenant the following with respect to any equity securities comprising any or all of the Collateral (collectively, the “Equity Securities”) and covenant and agree to promptly notify the Administrative Agent in writing in the event that any of the foregoing representations and warranties is no longer true and correct:

(a)                               The Equity Securities have been duly authorized and validly issued and are fully paid and non-assessable.

(b)                              There are no restrictions on the pledge of the Equity Securities by Pledgor to the Administrative Agent nor on the sale of the Equity Securities by Pledgor or the Administrative Agent (whether pursuant to securities laws or regulations or any shareholder, lock-up or other similar agreement or insider trading rules of the issuer).

5.                                       ADMINISTRATIVE AGENT APPOINTED ATTORNEY IN FACT.  Upon the occurrence and during the continuation of an Event of Default, Pledgor authorizes and irrevocably appoints the Administrative Agent as Pledgor’s true and lawful attorney-in-fact with full power of substitution to take any action and execute or otherwise authenticate any record or other documentation that the Administrative Agent considers necessary or advisable to accomplish the purposes of this Agreement, including but not limited to, the following actions: (a) to endorse, receive, accept and collect all checks, drafts, other payment orders and instruments representing or included in the Collateral or representing any payment, dividend or distribution relating to any Collateral or to take any other action to enforce, collect or compromise any of the Collateral; (b) to transfer any Collateral (including converting physical certificates to book-entry holdings) into the name of the Administrative Agent or its nominee or any broker-dealer (which may be an affiliate of the Administrative Agent) and to execute any control agreement covering any Collateral on Pledgor’s behalf and as attorney-in-fact for Pledgor in order to perfect the Administrative Agent’s Second Priority Lien in the Collateral and in order to provide the Administrative Agent with control of the Collateral, and Pledgor’s signature on this Agreement or other authentication of this Agreement shall constitute an irrevocable direction by Pledgor to any bank, custodian, broker dealer, any other securities intermediary or commodity intermediary holding any Collateral or any issuer of any letters of credit to comply with any instructions or entitlement orders, of the Administrative Agent without further consent of Pledgor; (c) to participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of securities which constitute Collateral, and in connection therewith the Administrative Agent may deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as it deems proper in connection therewith, and any money or property received on account of or in exchange for the Collateral shall be applied to the Indebtedness or held by the Administrative Agent thereafter as Collateral pursuant to the provisions hereof; (d) to exercise any right, privilege or option pertaining to any Collateral, but the Administrative Agent has no obligation to do so; (e) to file any claims, take any actions or institute any proceedings which the Administrative Agent determines to be necessary or appropriate to collect or preserve the Collateral or to enforce the Administrative Agent’s rights with respect to the Collateral; (f) to execute in the name or otherwise authenticate on behalf of Pledgor any record reasonably believed necessary or appropriate by the Administrative Agent for compliance with laws, rules or regulations applicable to any Collateral, or in connection with exercising the Administrative Agent’s rights under this Agreement; (g) to file any financing statement relating to this Agreement; (h) to make any compromise or settlement it deems desirable or proper with reference to the Collateral; (i) to do and take any and all actions with respect to the Collateral and to perform any of Pledgor’s obligations under this Agreement; and (j) to execute any documentation reasonably believed necessary by the Administrative Agent for compliance with Rule 144 or any other restrictions, laws, rules or regulations applicable to any Collateral hereunder that constitutes restricted or control securities under the securities laws.  The foregoing appointments are irrevocable and coupled with an interest and shall survive the death or disability of Pledgor and shall not be revoked without the Administrative Agent’s written consent.  To the extent permitted by law, Pledgor hereby ratifies all said attorney-in-fact shall lawfully do by virtue hereof.

6.                                       VOTING RIGHTS.

(a)                               So long as no Event of Default shall have occurred and is continuing and the Administrative Agent has not delivered the notice specified in subsection (b) below, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any document or agreement executed in connection herewith.

(b)                              Upon the occurrence and during the continuance of an Event of Default, at the option of the Administrative Agent exercised in a writing sent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a) above shall cease, and the Administrative Agent shall thereupon have the sole right to exercise such voting and other consensual rights.

7.                                       EVENTS OF DEFAULT; REMEDIES.

(a)                               Any one or more of the following shall be a default hereunder (each an, “Event of Default”):

(i)                                     An “Event of Default” under the Credit Agreement (as such term is defined in the Credit Agreement) occurs and is continuing.

(ii)                                  Pledgor or any Debtor fails to pay any Indebtedness when due, after giving effect to any applicable grace period.

(iii)                               Pledgor or any Debtor fails to cure a breach of any collateral maintenance provisions set forth in this Agreement or in any agreement governing or executed or delivered in connection with any Indebtedness within the applicable cure period specified therein.

(iv)                              Pledgor or any Debtor breaches any term, provision, warranty or representation under this Agreement not specifically referred to in subsection (a) of this Section or breaches any term, provision, warranty or representation of the Credit Agreement or any other agreement or instrument evidencing, securing or executed or delivered in connection with the Indebtedness beyond any grace period provided with respect thereto.

(v)                                 Any control agreement covering any Collateral is breached, or any party to such control agreement terminates or notifies the Administrative Agent or Pledgor of its intention to terminate the control agreement or denies the enforceability of the control agreement.

(vi)                              Any involuntary lien of any kind or character attaches to any of the Collateral.

(b)                              If an Event of Default occurs, the Administrative Agent may do any one or more of the following:

(i)                                     Declare any Indebtedness immediately due and payable, without notice or demand.

(ii)                                  Exercise as to any or all of the Collateral all the rights, powers and remedies of an owner, subject to the provisions of Section 6 of this Agreement.

(iii)                               Enforce the security interest given hereunder pursuant to the UCC and any other applicable law.

(iv)                              Subject to applicable Laws (including, without limitation, securities laws and regulations), sell all or any part of the Collateral at public or private sale in accordance with the UCC, without advertisement, in such manner and order as the Administrative Agent may elect.  The Administrative Agent may purchase the Collateral for its own account at any such sale.

(v)                                 Enforce the security interest of the Administrative Agent in any deposit account which is part of the Collateral by applying such account to the Indebtedness.

(vi)                              Exercise any other remedy provided under this Agreement or by any applicable law.

(vii)                           Comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered to affect adversely the commercial reasonableness of any sale or other disposition of the Collateral.

(viii)                        Sell the Collateral without giving any warranties as to the Collateral.  The Administrative Agent may specifically disclaim any warranties of title or the like.  This procedure will not be considered to affect adversely the commercial reasonableness of any sale or other disposition of the Collateral.

(ix)                                If requested by the Administrative Agent, Holdings, PMS and/or PMG will direct Pledgor (whether pursuant to the Option Agreement or otherwise), or his estate, as the case may be, to sell and Pledgor, or his estate, as the case may be, shall promptly sell all (or any portion as may be directed by the Administrative Agent) of the Collateral to such person(s) as Holdings, PMS and PMG shall in their reasonable discretion direct, subject to the reasonable approval of Administrative Agent (the “New Shareholder(s)”).  If requested by the Administrative Agent, such New Shareholder(s) shall execute and deliver to the Administrative Agent a pledge agreement and such other agreements, documents and instruments as the Administrative Agent and the Lenders may request evidencing or relating to the Collateral, each in form and substance satisfactory to the Administrative Agent.

8.                                       RIGHT TO CURE; LIMITATION ON ADMINISTRATIVE AGENT’S DUTIES.  If Pledgor fails to perform any agreement contained herein, the Administrative Agent may perform or cause performance of such agreement and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Debtors, on a joint and several basis, under Section 13.  Any powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have any responsibility for (a) ascertaining, exercising or taking other action or giving Pledgor notice with respect to subscription rights, calls, conversions, exchanges, maturities, lenders or other matters relative to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.  The Administrative Agent shall not be liable for any loss to the Collateral resulting from acts of God, war, civil commotion, fire, earthquake, or other disaster or for any other loss or damage to the Collateral except to the extent such loss is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the Administrative Agent’s gross negligence or willful misconduct.

9.                                       WAIVERS.  The Administrative Agent shall be under no duty or obligation whatsoever and Pledgor waives any right to require the Administrative Agent to (i) make or give any presentment, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by the Administrative Agent as Collateral, or in connection with any obligation or evidences of indebtedness which constitute in whole or in part the Indebtedness, (ii) proceed against any person or entity, (iii) proceed against or exhaust any collateral in any order and in any manner it so elects or (iv) pursue any other remedy in the Administrative Agent’s power.  Pledgor waives any defense arising by reason of (i) any disability or other defense of any Debtor or any other person, (ii) the cessation from any cause whatsoever of the liability of any Debtor or any other person, (iii) any lack of validity or enforceability of the Credit Agreement, any other document of consistence executed in connection herewith or any other agreement or instrument governing or evidencing any Secured Obligations, (iv) the insolvency of any Debtor or any other person or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

Until the Indebtedness is paid in full, Pledgor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), including without limitation any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Agreement, and Pledgor waives any right to enforce any remedy which the Administrative Agent now has or may hereafter have against any Debtor or against any other person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by the Administrative Agent.  If Pledgor is not also a Debtor with respect to a specified Indebtedness, Pledgor authorizes the Administrative Agent without notice or demand and without affecting Pledgor’s liability hereunder, from time to time to:  (i) renew, extend, accelerate or otherwise change the time for payment of or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (ii) take and hold security, other than the Collateral, for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive and release the Collateral or any part thereof or any such other security; (iii) apply the proceeds of any Collateral to the Indebtedness in any order and in any manner it so elects and (iv) release or substitute any Debtor or any one or more of them, or any of the endorsers or guarantors of the Indebtedness or any part thereof, or any other parties thereto and Pledgor consents to the taking of, or failure to take, any action by the Administrative Agent which might in any manner or to any extent vary the risks of Pledgor under this Agreement or which, but for this provision, might operate as a discharge of Pledgor.  Pledgor agrees that it is solely responsible for keeping itself informed as to the financial condition of each Debtor and of all circumstances which bear upon the risk of nonpayment or the risk of a margin call or liquidation of the Collateral.

Pledgor understands and acknowledges that if the Administrative Agent forecloses judicially or nonjudicially against any real property security for the Indebtedness, that foreclosure could impair or destroy any ability that Pledgor may have to seek reimbursement, contribution, or indemnification from any Debtor or others based on any right Pledgor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Pledgor under this Agreement.  Pledgor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of the Pledgor’s rights, if any, may entitle Pledgor to assert a defense to this Agreement based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal.App.2d 40 (1968). By executing this Agreement, Pledgor freely, irrevocably, and unconditionally: (i) waives and relinquishes that defense and agrees that Pledgor will be fully liable under this Agreement even though the Administrative Agent or any other person may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the Indebtedness; (ii) agrees that Pledgor will not assert that defense in any action or proceeding which the Administrative Agent or any other person may commence to enforce this Agreement; (iii) acknowledges and agrees that the rights and defenses waived by Pledgor in this Agreement include any right or defense that the Pledgor may have had or be entitled to assert based on or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that the Administrative Agent and each other Lender is relying on this waiver in creating the Indebtedness, and that this waiver is a material part of the consideration which the Administrative Agent and each Lender is receiving for creating the Indebtedness.

10.                                 TRANSFER, DELIVERY AND RETURN OF COLLATERAL.

(a)                               Pledgor shall immediately deliver or cause to be delivered to the Administrative Agent (or the Securities Intermediary, if any) (i) any certificates or instruments now or hereafter representing or evidencing Collateral and such certificates and instruments shall be in suitable form for transfer without restriction or stop order by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank in form and substance satisfactory to the Administrative Agent, and (ii) in the same form as received (with any necessary endorsement), all dividends and other distributions paid or payable in cash in respect of any Collateral and any such amounts, if received by Pledgor, shall be received in trust for the benefit of the Administrative Agent and be segregated from the other property or funds of Pledgor.

(b)                              The Administrative Agent may at any time deliver the Collateral or any part thereof to Pledgor and the receipt by Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

(c)                               Upon the transfer of all or any part of the Indebtedness, the Administrative Agent may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of the Administrative Agent hereunder with respect to such Collateral so transferred; but with respect to any Collateral not so transferred the Administrative Agent shall retain all rights and powers hereby given.  Pledgor agrees that the Administrative Agent may disclose to any prospective purchaser or transferee and any purchaser or transferee of all or part of the Indebtedness any and all information in the Administrative Agent’s possession concerning Pledgor, this Agreement and the Collateral.

11.                                 CONTINUING AGREEMENT AND POWERS.

(a)                               This is a continuing Agreement and all the rights, powers and remedies hereunder shall, unless otherwise limited herein, apply to all past, present and future Indebtedness of any Debtor or any one or more of them to the Administrative Agent and the Lenders, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, cessation of business, dissolution or bankruptcy of any Debtor or any one or more of them, or any other event or proceeding affecting any Debtor or any one or more of them.

(b)                              Until all Indebtedness shall have been paid in full and the Administrative Agent and the Lenders shall have no obligation to extend credit to any Debtor, the power of sale and all other rights, powers and remedies granted to the Administrative Agent hereunder shall continue to exist and may be exercised by the Administrative Agent at the time specified hereunder irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor or any one or more of them may have ceased.  Pledgor waives the benefit of any statute of limitations as applied to this Agreement.

12.                                 SECURITIES INTERMEDIARY.  Upon the occurrence and during the continuation of an Event of Default, if permitted by the Administrative Agent, some or all of the Collateral may be held at a broker or other securities intermediary (the “Securities Intermediary”).  Pledgor shall pay to the Securities Intermediary any charges or costs imposed by the Securities Intermediary.  Pledgor at no time shall request that the Securities Intermediary release any Collateral to Pledgor, except as expressly permitted by the Administrative Agent.  The Administrative Agent may require that Pledgor obtain a control agreement, signed by the Securities Intermediary, in form and substance acceptable to the Administrative Agent.  The Administrative Agent may, at any time but in accordance with the terms of this Agreement and any control agreement, require the Securities Intermediary to do any or all of the following: (a) disburse any or all of the Collateral to the Administrative Agent; (b) allow the Administrative Agent (and not Pledgor) to exercise any rights relating to the Collateral; (c) sell some or all of the Collateral and remit the sales proceeds (less the Securities Intermediary’s normal sales charge) to the Administrative Agent; and (d) buy and sell Collateral only upon the instructions of the Administrative Agent (and not Pledgor).  If the Administrative Agent assigns or transfers its rights under this Agreement and the Administrative Agent is the Securities Intermediary for any or all of the Collateral, Pledgor agrees that the Administrative Agent, in such capacity, is irrevocably directed by Pledgor to comply with instructions or entitlement orders with respect to such Collateral originated by any assignee or transferee of this Agreement without further consent of Pledgor.

13.                                 COSTS.  All advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid by the Administrative Agent in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, and including the charges and expenses of the Administrative Agent’s custody unit or of any Securities Intermediary, shall become a part of the Indebtedness secured hereunder and shall be paid to the Administrative Agent by the Debtors, on a joint and several basis, immediately and without demand, with interest thereon at an annual rate equal to the highest rate of interest of any Indebtedness secured by this Agreement (or, if there is no such interest rate, at the maximum interest rate permitted by law for interest on judgments).  Such costs and attorneys’ fees shall include the allocated cost of in-house counsel to the extent permitted by law.

14.                                 NOTICES.  Unless otherwise provided or agreed to herein or required by law, notice and communications provided for in this Agreement shall be in writing and shall be mailed, telecopied or delivered to Pledgor and each Debtor to the respective addresses or facsimile numbers for notices set forth for Pledgor and each Debtor below or across from its signature below or at such other address or facsimile number as shall be designated by Pledgor or such Debtor in a written notice to the Administrative Agent at the address for notices set forth for the Administrative Agent below or across from the Administrative Agent’s signature below.  If either Pledgor’s or Holdings’ address or facsimile number for notices is not entered below the respective Person has not otherwise designated such address or facsimile number to the Administrative Agent in writing, then the address and/or facsimile number for such Person in the Administrative Agent’s records shall be deemed the address or facsimile for notices to such Person.  Notices and other communications sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day after deposit with the overnight courier, (c) facsimile shall be deemed delivered when transmitted and (d) any other method, shall be deemed delivered when delivered.  To the extent that oral notification is provided for or agreed to herein, such oral notification may be made by telephone to any of the number(s) set forth on the signature page for Pledgor; provided that any oral notification in person or at any other telephone number shall constitute notification hereunder.

15.           GOVERNING LAW; JURISDICTION; JURY TRIAL, ETC.

(a)           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           SUBMISSION TO JURISDICTION.  EACH DEBTOR AND PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR HIMSELF/ITSELF AND THE COLLATERAL, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST EITHER HOLDINGS, PLEDGOR OR THE COLLATERAL IN THE COURTS OF ANY JURISDICTION.

(c)           WAIVER OF VENUE.  EACH DEBTOR AND PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY

OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(f)            California Judicial Reference.  If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court and (b) PMG shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

16.           INDEMNITY.  Each Debtor shall jointly and severally indemnify, hold harmless and defend the Administrative Agent and its directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, and legal fees and damages arising from their execution of or performance under this Agreement or any control agreement executed by the Administrative Agent in connection with the Collateral, except to the extent that such claim, action, obligation, liability or expense is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnified person. This indemnification shall survive the termination of this Agreement.

17.           MISCELLANEOUS.

(a)          This Agreement (i) may be waived, altered, modified or amended only by an instrument in writing, duly executed by the party or parties sought to be charged or bound thereby, and (ii) may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.  Any waiver, express or implied, of any provision hereof and any delay or failure by the Administrative Agent to enforce any provision shall not preclude the Administrative Agent from enforcing any such provision thereafter.

(b)          Pledgor hereby irrevocably authorizes the Administrative Agent to file one or more financing statements describing all or part of the Collateral, and continuation statements, or amendments thereto, relative to all or part of the Collateral as authorized by applicable law.  Such financing statements, continuation statements and amendments will contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment.  Pledgor agrees to furnish any such information to the Administrative Agent promptly upon request.  Pledgor also ratifies Pledgor’s authorization for the Administrative Agent to have filed any initial financing statement or amendments thereto filed prior to the date hereof.

(c)          From time to time, Pledgor and each Debtor shall, at the request of the Administrative Agent, execute such other agreements, documents or instruments or take any other actions in connection with this Agreement as the Administrative Agent may reasonably deem necessary to evidence or perfect the security interests granted herein, to maintain the Second Priority Lien, or to effectuate the rights granted to the Administrative Agent herein, but their failure to do so shall not limit or affect any security interest or any other rights of the Administrative Agent in and to the Collateral.  Pledgor will execute and deliver to the Administrative Agent any stock powers, instructions to any securities intermediary, issuer or transfer agent, proxies, or any other documents of transfer that the Administrative Agent requests in order to perfect, obtain control or otherwise protect the Administrative Agent’s security interest in the Collateral or to effect the Administrative Agent’s rights under this Agreement.  Such powers or documents may be executed in blank or completed prior to execution, as requested by the Administrative Agent.

(d)          Any term used or defined in the UCC and not defined herein has the meaning given to the term in the UCC, when used in this Agreement.

(e)          This Agreement shall benefit the Administrative Agent’s successors and assigns and shall bind each of Pledgor’s and each Debtor’s successors and assigns, except that none of the Debtors or Pledgor may assign their respective rights or obligations under this Agreement.

(f)           No failure by the Administrative Agent or any Lender to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder, under the Credit Agreement or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided and provided under the Credit Agreement and each other Loan Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

(g)          The illegality, invalidity or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality, validity or enforceability of the remaining provisions of this Agreement.

(h)          This Agreement and any other documents executed or delivered in connection herewith including, but not limited to the Intercreditor Agreement,  constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction.

18.           FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[Signature Pages Follow]

Executed as of the 26th day of November, 2008.

BANK OF AMERICA, N.A., as administrative agent

By:	/s/ Dora A. Brown
Name: Dora A. Brown
Title: Vice President

Address:
Bank of America, N.A.
Agency Management
800 Fifth Avenue, Floor 17
WA1-501-32-37
Seattle, WA 98104
ATTN: Tiffany Shin

Pledgor’s Residence	PLEDGOR:

California	/s/ Arthur E. Lipper, M.D.
Signature
Address for Notices to Pledgor:
Printed Name: Arthur E. Lipper, M.D.

Address for Notices to Holdings, PMG and PMS:

c/o Prospect Medical Group, Inc. 1920 East 17th Street, Suite 200 Santa Ana, California 92705	Agreed to as of the date hereof: PROSPECT MEDICAL GROUP, INC.
	By:	/s/ Samuel Lee
Name: Samuel Lee
Title: Senior Vice President

PROSPECT MEDICAL HOLDINGS, INC.

	By:	/s/ Samuel Lee
Name: Samuel Lee
Title: Chief Executive Officer

PROSPECT MEDICAL SYSTEMS, INC.

	By:	/s/ Samuel Lee
Name: Samuel Lee
Title: Chairman

SPOUSAL JOINDER AND CONSENT

I am the spouse of Arthur E. Lipper (“Lipper”).  To the extent that I have any interest in any of the Collateral (as that term is defined in the attached Amended and Restated Second Lien Pledge Agreement dated as of November 26, 2008 between Lipper and Bank of America, N.A., as administrative agent (the “Pledge Agreement”)), I hereby join in the Pledge Agreement and agree to be bound by its terms and conditions to the same extent as my spouse.  I have read the Pledge Agreement, understand its terms and conditions, and to the extent that I have felt it necessary, have retained independent legal counsel to advise me concerning the legal effect of the Pledge Agreement and this Spousal Joinder and Consent.

I understand and acknowledge that the Administrative Agent is relying on the validity and accuracy of this Spousal Joinder and Consent in entering into the Pledge Agreement.

Date:       as of November 23, 2008

Signature:	/s/ Allyson Lipper

Printed Name:	Allyson Lipper

Exhibit A to Pledge Agreement

Description of Collateral

Pledged equity:

Pledged Entity	Class of Stock	Stock Certificate #	Number of Shares	Percentage of Outstanding Shares
Prospect Medical Group, Inc., a California professional corporation	Common	48	4,000	100%
Nuestra Familia Medical Group, Inc., a California professional corporation	Common	100	839.02	55.02%

The pledged equity includes all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Pledgor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.